                            FIRST RESERVE CORPORATION


                                  June 23, 1995


Enterra Corporation
13100 Northwest Freeway
6th Floor
Houston, TX  77040-6310
Attention:  D. Dale Wood, Chairman of the
            Board, President and Chief
            Executive Officer


          Reference is made to the attached Letter Agreement dated June 23, 1995 between First Reserve Corporation, the First Reserve Funds (as set forth therein) and Weatherford International Incorporated (the "Letter Agreement").
As an inducement to, and in consideration of, Enterra Corporation's ("Enterra") consenting to the Letter Agreement, the undersigned covenants and agrees that at any meeting of the stockholders of Enterra at which the adoption of the Agreement and Plan of Merger between Weatherford and Enterra dated June 23, 1995 (the "Agreement") is to be voted upon, if the Board of Directors of Enterra is recommending, at the time of such meeting, the stockholders of Enterra vote against the adoption of the Agreement, the undersigned will vote any securities of Enterra over which the undersigned has voting authority against such adoption.

                                   Very truly yours,

                                   FIRST RESERVE CORPORATION


                                   By:\s\ William E. Macaulay
                                      ---------------------------
                                      William E. Macaulay
                                      President and Chief
                                      Executive Officer

                                   FIRST RESERVE FUNDS:

                                   AMERICAN GAS & OIL INVESTORS

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\William E. Macaulay
                                          ---------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation

                                   AMGO II, L.P.

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\ William E. Macaulay
                                          -------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation

                                   AMGO III, L.P.

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\ William E. Macaulay
                                          -------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation

                                   FIRST RESERVE SECURED ENERGY ASSETS FUND,
                                   L.P.

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\ William E. Macaulay
                                          -------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation

                                   FIRST RESERVE FUND V, L.P.

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\ William E. Macaulay
                                          -------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation

                                   FIRST RESERVE FUND V-2, L.P.

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\ William E. Macaulay
                                          -------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation

                                   FIRST RESERVE FUND VI, L.P.

                                   By: FIRST RESERVE CORPORATION,
                                       its Managing General Partner


                                       By:\s\ William E. Macaulay
                                          -------------------------
                                          William E. Macaulay
                                          President and Chief
                                          Executive Officer,
                                          First Reserve Corporation


AGREED AND CONFIRMED:

ENTERRA CORPORATION


By:\s\ D. Dale Wood
   --------------------------
   D. Dale Wood
   Chairman of the Board,
   President and Chief
   Executive Officer

                            FIRST RESERVE CORPORATION


                                  June 23, 1995


Weatherford International Incorporated
1360 Post Oak Boulevard
Suite 1000
Houston, TX  77056-3098
Attention:  Philip Burguieres, Chairman
            of the Board, President and
            Chief Executive Officer


                  Reference is made to the Agreement and Plan of Merger between Weatherford International Incorporated ("Weatherford") and Enterra Corporation ("Enterra") dated June 23, 1995 (the "Agreement"), which provides for the merger of Enterra with and into Weatherford (the "Merger"). As an inducement to, and in consideration of, Weatherford's entering into the Agreement, the undersigned covenants and agrees as follows:

         (i) At any meeting of the stockholders of Enterra at which the adoption of the Agreement is to be voted upon, the undersigned will vote any voting securities of Enterra over which the undersigned has voting authority in favor of adoption of the Agreement unless the Board of Directors of Enterra is recommending, at the time of such meeting, that stockholders of Enterra vote against such adoption in view of the pendency of an Enterra Superior Proposal (as defined in the Agreement).

         (ii)              The undersigned will not directly or indirectly
                           (a) solicit, initiate or encourage the submission of any Enterra Takeover Proposal (as defined in the Agreement), (b) enter into any agreement with respect to an Enterra Takeover Proposal or (c) participate in any discussion or negotiation regarding, or furnish to any person any information with respect to, the making of any proposal that constitutes, or may reasonably be expected to lead to, any Enterra Takeover Proposal; provided that the foregoing clause (c) shall not prohibit any affiliate of the undersigned who serves as a director of Enterra from acting (subject to Section 7.2 of the Agreement) solely in his capacity as a director of Enterra.

         (iii) The undersigned will not sell, contract to sell or otherwise dispose of any voting securities of Enterra over which the undersigned has dispositive authority.


                                              Very truly yours,


                                              FIRST RESERVE CORPORATION


                                              By: /s/ William E. Macaulay
                                                 ------------------------------
                                                 William E. Macaulay
                                                 President and Chief
                                                 Executive Officer


                                              FIRST RESERVE FUNDS:
                                              AMERICAN GAS & OIL INVESTORS


                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay
                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation

                                              AMGO II, L.P.


                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay
                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation

                                              AMGO III, L.P.


                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay
                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation


                                              FIRST RESERVE SECURED ENERGY
                                              ASSETS FUND, L.P.


                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay
                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation


                                              FIRST RESERVE FUND V, L.P.


                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay

                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation

                                              FIRST RESERVE FUND V-2, L.P.


                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay
                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation

                                              FIRST RESERVE FUND VI, L.P.

                                              By: FIRST RESERVE CORPORATION,
                                                  its Managing General Partner


                                                  By:/s/ William E. Macaulay
                                                     --------------------------
                                                     William E. Macaulay
                                                     President and Chief
                                                     Executive Officer,
                                                     First Reserve Corporation


AGREED AND CONFIRMED:

WEATHERFORD INTERNATIONAL INCORPORATED


By: /s/ Philip Burguieres
    ------------------------------
    Philip Burguieres
    Chairman of the Board,
    President and Chief
    Executive Officer